EXHIBIT 10.7
                                                                    ------------


                             ADOPTION AGREEMENT #005
                NONSTANDARDIZED CODE ss 401(K) PROFIT SHARING PLAN


        The undersigned, DOLLAR THRIFTY AUTOMOTIVE GROUP, INC. ("Employer"), by executing this Adoption Agreement, elects to become a participating Employer in the BANK OF OKLAHOMA, N.A. Defined Contribution Master Plan (basic plan document #01) by adopting the accompanying Plan and Trust in full as if the Employer were a signatory to that Agreement. The Employer makes the following elections granted under the provisions of the Master Plan.

                                    ARTICLE I
                                   DEFINITIONS

        1.02 TRUSTEE.  The Trustee executing this Adoption Agreement is: (CHOOSE
(A) OR (B))

[X]       (a)  A discretionary Trustee.  See Section 10.03[A] of the Plan.

[ ] (b) A nondiscretionary Trustee. See Section 10.03[B] of the Plan. [NOTE: THE EMPLOYER MAY NOT ELECT OPTION (B) IF A CUSTODIAN EXECUTES THE ADOPTION AGREEMENT.]

        1.03 PLAN. The name of the Plan as adopted by the Employer is DOLLAR THRIFTY AUTOMOTIVE GROUP, INC. RETIREMENT SAVINGS PLAN.

        1.07 EMPLOYEE. The following Employees are not eligible to participate in the Plan: (CHOOSE (A) OR AT LEAST ONE OF (B) THROUGH (G))

[ ]       (a)  No exclusions.

[X] (b) Collective bargaining employees(as defined in Section 1.07 of the Plan). [NOTE: IF THE EMPLOYER EXCLUDES UNION EMPLOYEES FROM THE PLAN, THE EMPLOYER MUST BE ABLE TO PROVIDE EVIDENCE THAT RETIREMENT BENEFITS WERE THE SUBJECT OF GOOD FAITH BARGAINING.]

[ ] (c) Nonresident aliens who do not receive any earned income (as defined in Code '911(d)(2)) from the Employer which constitutes United States source income (as defined in Code '861(a)(3)).

[ ]       (d)  Commission Salesmen.

[ ]       (e)  Any Employee compensated on a salaried basis.

[ ]       (f)  Any Employee compensated on an hourly basis.

[ ]       (g)  (SPECIFY) _____________________________.

LEASED EMPLOYEES. Any Leased Employee treated as an Employee under Section 1.31 of the Plan, is: (CHOOSE (H) OR (I))

[X]       (h)  Not eligible to participate in the Plan.

[ ] (i) Eligible to participate in the Plan, unless excluded by reason of an exclusion classification elected under this Adoption Agreement
          Section 1.07.

RELATED EMPLOYERS. If any member of the Employer's related group (as defined in Section 1.30 of the Plan) executes a Participation Agreement to this Adoption
Agreement, such member's Employees are eligible to participate in this Plan, unless excluded by reason of an exclusion classification elected under this Adoption Agreement Section 1.07. In addition: (CHOOSE (J) OR (K))

[X] (j) No other related group member's Employees are eligible to participate in the Plan.

[ ] (k) The following nonparticipating related group member's Employees are eligible to participate in the Plan unless excluded by reason of an exclusion classification elected under this Adoption Agreement
          Section 1.07:_______________________________________.

        1.12 COMPENSATION.

TREATMENT OF ELECTIVE CONTRIBUTIONS.  (CHOOSE (A) OR (B))

[X]       (a) "Compensation"   includes   elective  contributions  made  by  the
          Employer on the Employee's behalf.

[ ]       (b)  "Compensation" does not include elective contributions.

MODIFICATIONS TO COMPENSATION DEFINITION. (CHOOSE (C) OR AT LEAST ONE OF (D) THROUGH (J))

[ ]       (c)  No modifications other than as elected under Options (a) or (b).

[ ]       (d)  The Plan excludes Compensation in excess of $             .
                                                            -------------

[ ] (e) In lieu of the definition in Section 1.12 of the Plan, Compensation means any earnings reportable as W-2 wages for Federal income tax withholding purposes, subject to any other election under this Adoption Agreement Section 1.12.

[ ]       (f)  The Plan excludes bonuses.

[ ]       (g)  The Plan excludes overtime.

[ ]       (h)  The Plan excludes Commissions.

[X] (i) Compensation will not include Compensation from a related employer (as defined in Section 1.30 of the Plan) that has not executed a Participation Agreement in this Plan unless, pursuant to Adoption Agreement Section 1.07, the Employees of that related employer are eligible to participate in this Plan.

[X] (j) (SPECIFY) THE PLAN EXCLUDES REIMBURSEMENTS OR OTHER EXPENSE ALLOWANCES, FRINGE BENEFITS (CASH AND NONCASH), MOVING EXPENSES, DEFERRED COMPENSATION, AND WELFARE BENEFITS.

If, for any Plan Year, the Plan uses permitted disparity in the contribution or allocation formula elected under Article III, any election of Options (f), (g),
(h) or (j) is ineffective for such Plan Year with respect to any Nonhighly Compensated Employee.

SPECIAL DEFINITION FOR MATCHING CONTRIBUTIONS. "Compensation" for purposes of any matching contribution formula under Article III means: (CHOOSE (K) OR (L) ONLY IF APPLICABLE)

[X]       (k)  Compensation as defined in this Adoption Agreement Section 1.12.

[ ]       (l)  (SPECIFY) __________________________________________________.

SPECIAL DEFINITION FOR SALARY REDUCTION CONTRIBUTIONS. An Employee's salary reduction agreement applies to his Compensation determined prior to the reduction authorized by that salary reduction agreement, with the following exceptions: (CHOOSE (M) OR AT LEAST ONE OF (N) OR (O), IF APPLICABLE)

[X]       (m)  No exceptions.

[ ] (n) If the Employee makes elective contributions to another plan maintained by the Employer, the Advisory Committee will determine the amount of the Employee's salary reduction contribution for the withholding period: (CHOOSE (1) OR (2))

          [ ] (1) After the reduction for such period of elective contributions to the other plan(s).

          [ ]  (2)  Prior to  the   reduction   for  such  period   of  elective
               contributions to the other plan(s).

[ ]       (o)  (SPECIFY) _____________________________________________.

        1.17 PLAN YEAR/LIMITATION YEAR.

PLAN YEAR.  Plan Year means: (CHOOSE (A) OR (B))

[ ]       (a)  The 12 consecutive month period ending every _______.

[X] (b) (SPECIFY) THE 12-MONTH PERIOD ENDING EACH DECEMBER 31, EXCEPT FOR JULY 1, 199H WILL BE A SHORT PLAN YEAR..

LIMITATION YEAR.  The Limitation Year is: (CHOOSE (C) OR (D))

[X]       (c)  The Plan Year.

[ ]       (d)  The 12 consecutive month period ending every _________.

        1.18 EFFECTIVE DATE.

NEW PLAN.  The "Effective Date" of the Plan is ______________________.

RESTATED PLAN.  The restated Effective Date is JULY 1, 1987.
This Plan  is a substitution and  amendment  of  an  existing retirement plan(s)
originally established JUNE 27, 1986.   [NOTE: SEE THE EFFECTIVE DATE ADDENDUM.]

        1.27 HOUR OF SERVICE.  The  crediting  method for  Hours of  Service is:
(CHOOSE (A) OR (B))

[X]       (a)  The actual method.

[ ]       (b)  The ____ equivalency method, except:

          [ ]     (1)  No exceptions.

          [ ]     (2)  The actual  method applies  for  purposes  of: (CHOOSE AT
                       LEAST ONE)

                  [ ]      (i)  Participation under Article II.
                  [ ]      (ii) Vesting under Article V.
                  [ ]      (iii)Accrual of benefits under Section 3.06.

[NOTE:ON THE BLANK LINE,INSERT "DAILY," "WEEKLY," "SEMI-MONTHLY PAYROLL PERIODS" OR "MONTHLY."]

        1.29 SERVICE FOR PREDECESSOR EMPLOYER. In addition to the predecessor service the Plan must credit by reason of Section 1.29 of the Plan, the Plan credits Service with the following predecessor employer(s): THRIFTY RENT-A-CAR SYSTEM, INC., SNAPPY CAR RENTAL, INC., DOLLAR RENT A CAR SYSTEMS, INC., DOLLAR SYSTEMS, INC., DOLLAR OPERATIONS, INC., SCAMP AUTO RENTAL I, INC., AND CHRYSLER CORPORATION . Service with the designated predecessor employer(s) applies:
(CHOOSE AT LEAST ONE OF (A) OR (B); (C) IS AVAILABLE  ONLY IN ADDITION TO (A) OR
(B))

[X]       (a)  For purposes of participation under Article II.

[X]       (b)  For purposes of vesting under Article V.

[X] (c) Except the following Service: FOR SCAMP AUTO RENTAL I, INC., ONLY SERVICE WHILE A WHOLLY OWNED SUBSIDIARY OF CHRYSLER CORPORATION .

[NOTE: IF THE PLAN DOES NOT CREDIT ANY PREDECESSOR SERVICE UNDER THIS PROVISION, INSERT "N/A" IN THE FIRST BLANK LINE. THE EMPLOYER MAY ATTACH A SCHEDULE TO THIS ADOPTION AGREEMENT, IN THE SAME FORMAT AS THIS SECTION 1.29, DESIGNATING ADDITIONAL PREDECESSOR EMPLOYERS AND THE APPLICABLE SERVICE CREDITING ELECTIONS.]

        1.31 LEASED EMPLOYEES. If a Leased Employee is a Participant in the Plan and also participates in a plan maintained by the leasing organization: (CHOOSE
(A) OR (B))

[X] (a) The Advisory Committee will determine the Leased Employee's allocation of Employer contributions under Article III without taking into account the Leased Employee's allocation, if any, under the leasing organization's plan.

[ ] (b) The Advisory Committee will reduce a Leased Employee's allocation of Employer nonelective contributions (other than designated qualified nonelective contributions) under this Plan by the Leased Employee's allocation under the leasing organization's plan, but only to the extent that allocation is attributable to the Leased Employee's service provided to the Employer. The leasing organization's plan:

          [ ] (1) Must be a money purchase plan which would satisfy the definition under Section 1.31 of a safe harbor plan, irrespective of whether the safe harbor exception applies.
          [ ] (2) Must satisfy the features and, if a defined benefit plan, the method of reduction described in an addendum to this Adoption Agreement, numbered 1.31.

                                   ARTICLE II
                              EMPLOYEE PARTICIPANTS

        2.01 ELIGIBILITY.

ELIGIBILITY CONDITIONS. To become a Participant in the Plan, an Employee must satisfy the following eligibility conditions: (CHOOSE (A) OR (B) OR BOTH; (C) IS OPTIONAL AS AN ADDITIONAL ELECTION)

[X]       (a)  Attainment of age 21 (SPECIFY AGE, NOT EXCEEDING 21).

[X]       (b)  Service requirement.  (CHOOSE ONE OF (1) THROUGH (3))

          [X]     (1)  One Year of Service.

          [ ]     (2)  __months (not exceeding  12)  following  the   Employee's
                  Employment Commencement Date.


          [ ]     (3)  One Hour of Service.

[ ] (c) Special requirements for non-401(k) portion of plan. (MAKE ELECTIONS UNDER (1) AND UNDER (2))

          (1)  The requirements of this Option (c)  apply to  participation  in:
               (CHOOSE AT LEAST ONE OF (I) THROUGH (III))

               [ ] (i) The allocation of Employer nonelective contributions and Participant forfeitures.

               [ ]     (ii) The allocation  of  Employer matching  contributions
                       (including     forfeitures    allocated    as    matching
                       contributions).

               [ ] (iii) The allocation of Employer qualified nonelective contributions.

          (2) For participation in the allocations described in (1), the eligibility conditions are: (CHOOSE AT LEAST ONE OF (I) THROUGH
               (IV))

               [ ] (i) (one or two) Year(s) of Service, without an intervening Break in Service (as described in Section 2.03(A) of the Plan) if the requirement is two Years of Service.

               [ ]     (ii)   ____ months   (not  exceeding  24)  following  the
                       Employee's Employment Commencement Date.

               [ ]     (iii) One Hour of Service.

               [ ]     (iv)  Attainment of age ____. [SPECIFY AGE, NOT EXCEEDING
                       21).

PLAN ENTRY DATE.  "Plan Entry Date" means  the Effective  Date and: (CHOOSE (D),
(E) OR (F))

[ ]       (d)  Semi-annual  Entry Dates.  The first day of the Plan Year and the first day of the seventh  month of the Plan Year.

[ ]       (e)  The first day of the Plan Year.

[X]       (f)  (SPECIFY ENTRY DATES) THE FIRST  DAY  OF  ANY  MONTH   (EFFECTIVE
                7-1-93).

TIME OF PARTICIPATION. An Employee will become a Participant (and, if applicable, will participate in the allocations described in Option (c)(1)), unless excluded under Adoption Agreement Section 1.07, on the Plan Entry Date (if employed on that date): (CHOOSE (G), (H) OR (I))

[X]       (g)  immediately following

[ ]       (h)  immediately preceding

[ ]       (i)  nearest

the date the Employee completes the eligibility  conditions described in Options
(a) and (b) (or in  Option  (c)(2) if  applicable)  of this  Adoption  Agreement
Section 2.01.  [NOTE:  THE EMPLOYER MUST COORDINATE THE SELECTION OF (G), (H) OR
(I) WITH THE "PLAN ENTRY DATE" SELECTION IN (D), (E) OR (F). UNLESS OTHERWISE EXCLUDED UNDER SECTION 1.07, THE EMPLOYEE MUST BECOME A PARTICIPANT BY THE EARLIER OF: (1) THE FIRST DAY OF THE PLAN YEAR BEGINNING AFTER THE DATE THE EMPLOYEE COMPLETES THE AGE AND SERVICE REQUIREMENTS OF CODE '410(A); OR (2) 6 MONTHS AFTER THE DATE THE EMPLOYEE COMPLETES THOSE REQUIREMENTS.]

DUAL ELIGIBILITY.  The eligibility  conditions  of  this Section  2.01 apply to:
(CHOOSE (J) OR (K))

[X]       (j)  All Employees of the Employer, except: (CHOOSE (1) OR (2))

          [X]     (1)  No exceptions.

          [ ] (2) Employees who are Participants in the Plan as of the Effective Date.

[ ] (k) Solely to an Employee employed by the Employer after_____. If the Employee was employed by the Employer on or before the specified date, the Employee will become a Participant: (CHOOSE (1), (2) OR (3))

          [ ] (1) On the latest of the Effective Date, his Employment Commencement Date or the date he attains age___ (not to exceed 21).

          [ ] (2) Under the eligibility conditions in effect under the Plan prior to the restated Effective Date. If the restated Plan required more than one Year of Service to participate, the eligibility condition under this Option (2) for participation in the Code '401(k) arrangement under this Plan is one Year of Service for Plan Years beginning after December 31, 1988. [FOR RESTATED PLANS ONLY]

          [ ]     (3)  (SPECIFY)___________________________________.

        2.02 YEAR OF SERVICE - PARTICIPATION.

HOURS OF SERVICE.  An Employee must complete: (CHOOSE (A) OR (B))

[X]       (a)  1,000 Hours of Service

[ ]       (b)  _____ Hours of Service

during an eligibility computation period to receive credit for a Year of Service. [NOTE: THE HOURS OF SERVICE REQUIREMENT MAY NOT EXCEED 1,000.]

ELIGIBILITY  COMPUTATION  PERIOD.   After the  initial  eligibility  computation
period described in Section 2.02 of the Plan, the Plan measures the eligibility computation period as: (CHOOSE (C) OR (D))

[ ] (c) The 12 consecutive month period beginning with each anniversary of an Employee's Employment Commencement Date.

[X] (d) The Plan Year, beginning with the Plan Year which includes the first anniversary of the Employee's Employment Commencement Date.

        2.03 BREAK IN  SERVICE -  PARTICIPATION.   The  Break in  Service   rule
described  in Section  2.03(B) of the Plan: (CHOOSE (A) OR (B))

[X]       (a)  Does not apply to the Employer's Plan.

[ ]       (b)  Applies to the Employer's Plan.

        2.06 ELECTION NOT TO PARTICIPATE.  The Plan: (CHOOSE (A) OR (B))

[X] (a) Does not permit an eligible Employee or a Participant to elect not to participate.

[ ] (b) Does permit an eligible Employee or a Participant to elect not to participate in accordance with Section 2.06 and with the following rules: (COMPLETE (1), (2), (3) AND (4))

          (1)  An  election is  effective for a Plan Year if filed no later than
          ___________________________.


          (2) An election not to participate must be effective for at least Plan Year(s).

          (3)  Following  a  re-election   to   participate,   the  Employee  or
          Participant:

          [ ] (i) May not again elect not to participate for any subsequent Plan Year.

          [ ] (ii) May again elect not to participate, but not earlier than the _____ Plan Year following the Plan Year in which the re-election first was effective.

          (4)  (SPECIFY) ________________[INSERT "N/A" IF NO OTHER RULES APPLY].

                                   ARTICLE III
                     EMPLOYER CONTRIBUTIONS AND FORFEITURES

        3.01 AMOUNT.

PART I. [OPTIONS (A) THROUGH (G)] AMOUNT OF EMPLOYER'S CONTRIBUTION. The Employer's annual contribution to the Trust will equal the total amount of deferral contributions, matching contributions, qualified nonelective contributions and nonelective contributions, as determined under this Section
3.01. (CHOOSE ANY COMBINATION OF (A), (B), (C) AND (D), OR CHOOSE (E))

[X]       (a)  DEFERRAL CONTRIBUTIONS (CODE '401(K) ARRANGEMENT). (CHOOSE (1) OR
          (2) OR BOTH)

          [X] (1) Salary reduction arrangement. The Employer must contribute the amount by which the Participants have reduced their Compensation for the Plan Year, pursuant to their salary reduction agreements on file with the Advisory Committee. A reference in the Plan to salary reduction contributions is a reference to these amounts.

          [X] (2) Cash or deferred arrangement. The Employer will contribute on behalf of each Participant the portion of the Participant's proportionate share of the cash or deferred contribution which he has not elected to receive in cash. See Section 14.02 of the Plan. The Employer's cash or deferred contribution is the amount the Employer may from time to time deem advisable which the Employer designates as a cash or deferred contribution prior to making that contribution to the Trust.


[X]       (b)  MATCHING   CONTRIBUTIONS.   The  Employer   will  make   matching
          contributions in accordance with the formula(s) elected in Part II of this Adoption Agreement Section 3.01.

[X] (c) DESIGNATED QUALIFIED NONELECTIVE CONTRIBUTIONS. The Employer, in its sole discretion, may contribute an amount which it designates as a qualified nonelective contribution.

[X]       (d)  NONELECTIVE CONTRIBUTIONS.    (CHOOSE  ANY  COMBINATION   OF  (1)
          THROUGH (4))

          [X] (1) Discretionary contribution. The amount (or additional amount) the Employer may from time to time deem advisable.

          [ ] (2) The amount (or additional amount) the Employer may from time to time deem advisable, separately determined for each of the following classifications of Participants: (CHOOSE
                  (I) OR (II))

                  [ ]      (i)  Nonhighly   Compensated  Employees  and   Highly
                           Compensated Employees.

                  [ ]      (ii) (SPECIFY CLASSIFICATIONS) ____________________ .

                Under this Option (2), the Advisory Committee will allocate the amount contributed for each Participant classification in accordance with Part II of Adoption Agreement Section 3.04, as if the Participants in that classification were the only Participants in the Plan.

          [ ] (3) ______% of the Compensation of all Participants under the Plan, determined for the Employer's taxable year for which it makes the contribution. [NOTE: THE PERCENTAGE SELECTED MAY NOT EXCEED 15%.]

          [ ]     (4)  _____% of Net Profits but not more than $______________.


[ ] (e) FROZEN PLAN. This Plan is a frozen Plan effective ________ . The Employer will not contribute to the Plan with respect to any period following the stated date.

NET PROFITS.  The Employer: (CHOOSE (F) OR (G))

[X] (f) Need not have Net Profits to make its annual contribution under this Plan.

[ ]       (g)  Must have current  or accumulated  Net Profits exceeding $____ to make the following contributions: (CHOOSE AT LEAST ONE)

          [ ]     (1)  Cash or deferred contributions described in Option(a)(2).

          [ ]     (2)  Matching contributions described in Option (b), except:_.

          [ ]     (3)  Qualified  nonelective contribution   described in Option
                  (c).

          [ ]     (4)  Nonelective contributions described in Option (d).

The term "Net Profits" means the Employer's net income or profits for any taxable year determined by the Employer upon the basis of its books of account in accordance with generally accepted accounting practices consistently applied without any deductions for Federal and state taxes upon income or for contributions made by the Employer under this Plan or under any other employee benefit plan the Employer maintains. The term "Net Profits" specifically excludes N/A . [NOTE: ENTER "N/A" IF NO EXCLUSIONS APPLY.]

If the Employer requires Net Profits for matching contributions and the Employer does not have sufficient Net Profits under Option (g), it will reduce the matching contribution under a fixed formula on a prorata basis for all Participants. A Participant's share of the reduced contribution will bear the same ratio as the matching contribution the Participant would have received if Net Profits were sufficient bears to the total matching contribution all Participants would have received if Net Profits were sufficient. If more than one member of a related group (as defined in Section 1.30) execute this Adoption Agreement, each participating member will determine Net Profits separately but will not apply this reduction unless, after combining the separately determined Net Profits, the aggregate Net Profits are insufficient to satisfy the matching contribution liability. "Net Profits" includes both current and accumulated Net Profits.

PART II. [OPTIONS (H) THROUGH (J)] MATCHING CONTRIBUTION FORMULA. [NOTE: IF THE EMPLOYER ELECTED OPTION (B), COMPLETE OPTIONS (H), (I) AND (J).]

[X] (h) AMOUNT OF MATCHING CONTRIBUTIONS. For each Plan Year, the Employer's matching contribution is: (CHOOSE ANY COMBINATION OF (1),
          (2), (3), (4) AND (5))

          [ ] (1) An amount equal to ______% of each Participant's eligible contributions for the Plan Year.

          [ ] (2) An amount equal to__ % of each Participant's first tier of eligible contributions for the Plan Year,plus the following matching percentage(s) for the following subsequent tiers of eligible contributions for the Plan _____________________.

          [X]     (3)  Discretionary formula.

                  [X] (i) An amount (or additional amount) equal to a matching percentage the Employer from time to time may deem advisable of the Participant's eligible contributions for the Plan Year.

                  [ ] (ii) An amount (or additional amount) equal to a matching percentage the Employer from time to time may deem advisable of each tier of the Participant's eligible contributions for the Plan Year.

          [ ] (4) An amount equal to the following percentage of each Participant's eligible contributions for the Plan Year, based on the Participant's Years of Service:

         NUMBER OF YEARS OF SERVICE               MATCHING PERCENTAGE
         --------------------------               -------------------

                    ---                                    ---
                    ---                                    ---
                    ---                                    ---



          The Advisory Committee will apply this formula by determining Years of Service as follows:___________________________________.

           [ ]     (5)  A Participant's matching  contributions may not: (CHOOSE
                   (I) OR (II))

                  [ ]      (i)  Exceed ______________________.

                  [ ]      (ii) Be less than_________________.


          RELATED  EMPLOYERS.  If two or more related  employers  (as defined in
          Section 1.30) contribute to this Plan, the related employers may elect different matching contribution formulas by attaching to the Adoption Agreement a separately completed copy of this Part II. NOTE: SEPARATE MATCHING CONTRIBUTION FORMULAS CREATE SEPARATE CURRENT BENEFIT STRUCTURES THAT MUST SATISFY THE MINIMUM PARTICIPATION TEST OF CODE ss 401(A)(26).]


[X] (i) DEFINITION OF ELIGIBLE CONTRIBUTIONS. Subject to the requirements of Option (j), the term "eligible contributions" means: (CHOOSE ANY COMBINATION OF (1) THROUGH (3))

          [X]     (1)  Salary reduction contributions.

          [X] (2) Cash or deferred contributions (including any part of the Participant's proportionate share of the cash or deferred contribution which the Employer defers without the Participant's election).

          [ ] (3) Participant mandatory contributions, as designated in Adoption Agreement Section 4.01.See Section 14.04 of the Plan.


[X] (j) AMOUNT OF ELIGIBLE CONTRIBUTIONS TAKEN INTO ACCOUNT. When determining a Participant's eligible contributions taken into account under the matching contributions formula(s), the following rules apply: (CHOOSE ANY COMBINATION OF (1) THROUGH (4))

          [ ]     (1) The  Advisory  Committee   will  take  into   account  all
                  eligible contributions credited for the Plan Year.
EFFECTIVE
7-1-98    [X]     (2)  The   Advisory   Committee   will   disregard    eligible
                  contributions   exceeding  6%  OF  A  PARTICIPANT'S   ELIGIBLE
                  COMPENSATION  FOR EACH PAY PERIOD.  THE ADVISORY  COMMITTEE AT
                  ITS  DISCRETION  MAY  DETERMINE  THAT  UPPER  LEVEL  PAY GRADE
                  EMPLOYEES WILL RECEIVE A LOWER LEVEL OF MATCHING CONTRIBUTION.

          [ ] (3) The Advisory Committee will treat as the first tier of eligible contributions, an amount not exceeding: __________.

                    The subsequent tiers of  eligible contributions are: ______.

          [ ]     (4)  (SPECIFY)______________________________.


PART III. [OPTIONS (K) AND (L)]. SPECIAL RULES FOR CODE ss 401(K) ARRANGEMENT. (CHOOSE (K) OR (L), OR BOTH, AS APPLICABLE)

[X]       (k)  SALARY REDUCTION AGREEMENTS. The following rules and restrictions apply to an Employee's salary reduction agreement: (MAKE A SELECTION UNDER (1), (2), (3) AND (4))

          (1)  Limitation   on   amount.    The  Employee's    salary  reduction
          contributions:  (CHOOSE (I) OR AT LEAST ONE OF (II) OR (III))

               [ ]  (i)   No maximum limitation  other than  as provided  in the
                    Plan.
EFFECTIVE
4/1/97         [X] (ii)   May  not  exceed   *** 15% ***  of   Compensation  for
                   the Plan Year, subject to the annual additions limitation described in Part 2 of Article III and the 402(g) limitation described in Section 14.07 of the Plan.

               [X] (iii)  Based on  percentages  of  Compensation  must equal at least 1%.

          (2) An Employee may revoke, on a prospective basis, a salary reduction agreement: (CHOOSE (I), (II), (III) OR (IV))

               [ ]     (i)   Once during any Plan Year but not later than_______
                        of the Plan Year.

               [ ]     (ii)  As of any Plan Entry Date.

               [ ]     (iii) As of the first day of any month.

               [X] (iv) (SPECIFY, BUT MUST BE AT LEAST ONCE PER PLAN YEAR) AS OF THE NEXT PAY PERIOD PROVIDING 10 DAYS ADVANCE NOTICE.

          (3) An Employee who revokes his salary reduction agreement may file a new salary reduction agreement with an effective date: (CHOOSE (I), (II), (III) OR (IV))

               [ ]     (i)   No  earlier  than  the  first  day of the next Plan
                       Year.
               [ ]     (ii)  As of any subsequent Plan Entry Date.

               [ ]     (iii) As of the  first  day of any  month  subsequent  to
                       the  month in which he  revoked  an Agreement.
EFFECTIVE
10-1-98        [X]     (iv)  (SPECIFY,   BUT  MUST  BE   AT LEAST  ONCE PER PLAN
                       YEAR  FOLLOWING  THE PLAN YEAR OF  REVOCATION)  AS OF THE
                       FIRST  REASONABLE PAY PERIOD ON OR AFTER JANUARY 1, APRIL
                       1, JULY 1, OR OCTOBER 1 .

          (4) A Participant may increase or may decrease, on a prospective basis, his salary reduction percentage or dollar amount: (CHOOSE (I), (II), (III) OR (IV))

               [ ]     (i)   As of the beginning of each payroll period.
               [ ]     (ii)  As of the first day of each month.

               [ ]     (iii) As of any Plan Entry Date.
EFFECTIVE
10-1-98        [X]     (iv)  (SPECIFY,   BUT  MUST  PERMIT  AN   INCREASE  OR  A
                       DECREASE  AT LEAST  ONCE PER PLAN  YEAR) AS OF THE  FIRST
                       REASONABLE  PAY  PERIOD ON OR AFTER  JANUARY  1, APRIL 1,
                       JULY 1 OR OCTOBER 1.

[X] (l) CASH OR DEFERRED CONTRIBUTIONS. For each Plan Year for which the Employer makes a designated cash or deferred contribution, a Participant may elect to receive directly in cash not more than the following portion (or, if less, the 402(g) limitation described in Section 14.07 of the Plan) of his proportionate share of that cash or deferred contribution: (CHOOSE (1) OR (2))

          [X]     (1)  All or any portion.

          [ ]     (2) __________________%.

        3.04 CONTRIBUTION ALLOCATION. The Advisory Committee will allocate deferral contributions, matching contributions, qualified nonelective contributions and nonelective contributions in accordance with Section 14.06 and the elections under this Adoption Agreement Section 3.04.

PART I. [OPTIONS  (A)  THROUGH (D)].  SPECIAL   ACCOUNTING   ELECTIONS.  (CHOOSE
WHICHEVER  ELECTIONS ARE APPLICABLE TO THE EMPLOYER'S PLAN)

[X]       (a)  MATCHING  CONTRIBUTIONS  ACCOUNT.   The  Advisory  Committee will
          allocate matching contributions to a Participant's:(CHOOSE (1) OR (2);
          (3) IS AVAILABLE ONLY IN ADDITION TO (1))

          [X]     (1)  Regular Matching Contributions Account.

          [ ]     (2)  Qualified Matching Contributions Account.

          [ ]     (3)  Except,   matching  contributions   under  Option(s)   of
                  Adoption Agreement Section 3.01 are allocable to the Qualified Matching Contributions Account.

[X] (b) SPECIAL ALLOCATION DATES FOR SALARY REDUCTION CONTRIBUTIONS. The Advisory Committee will allocate salary reduction contributions as of the Accounting Date and as of the following additional allocation dates: AS OF EACH BUSINESS DAY OF THE PLAN YEAR (EFFECTIVE 9-1-93).

[X] (c) SPECIAL ALLOCATION DATES FOR MATCHING CONTRIBUTIONS. The Advisory Committee will allocate matching contributions as of the Accounting Date and as of the following additional allocation dates: AS OF EACH BUSINESS DAY OF THE PLAN YEAR (EFFECTIVE 9-1-93).

[X] (d) DESIGNATED QUALIFIED NONELECTIVE CONTRIBUTIONS - DEFINITION OF PARTICIPANT. For purposes of allocating the designated qualified nonelective contribution, "Participant" means: (CHOOSE (1), (2) OR
          (3))

          [ ]     (1) All Participants.

          [X]     (2)  Participants who are  Nonhighly Compensated Employees for
                   the Plan Year.

          [ ]     (3)  (SPECIFY) __________________.

PART II. METHOD OF ALLOCATION - NONELECTIVE CONTRIBUTION. Subject to any restoration allocation required under Section 5.04, the Advisory Committee will allocate and credit each annual nonelective contribution (and Participant forfeitures treated as nonelective contributions) to the Employer Contributions Account of each Participant who satisfies the conditions of Section 3.06, in accordance with the allocation method selected under this Section 3.04. If the Employer elects Option (e)(2), Option (g)(2) or Option (h), for the first 3% of Compensation allocated to all Participants, "Compensation" does not include any exclusions elected under Adoption Agreement Section 1.12 (other than the exclusion of elective contributions), and the Advisory Committee must take into account the Participant's Compensation for the entire Plan Year. (CHOOSE AN ALLOCATION METHOD UNDER (E), (F), (G) OR (H); (I) IS MANDATORY IF THE EMPLOYER ELECTS (F), (G) OR (H); (J) IS OPTIONAL IN ADDITION TO ANY OTHER ELECTION.)

[X]       (e)  NONINTEGRATED ALLOCATION FORMULA.  (CHOOSE (1) OR (2))

          [X] (1) The Advisory Committee will allocate the annual nonelective contributions in the same ratio that each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for the Plan Year.

          [ ] (2) The Advisory Committee will allocate the annual nonelective contributions in the same ratio that each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for the Plan Year. For purposes of this Option (2), "Participant" means, in addition to a Participant who satisfies the requirements of Section
                  3.06 for the Plan Year, any other Participant entitled to a top heavy minimum allocation under Section 3.04(B), but such Participant's allocation will not exceed 3% of his Compensation for the Plan Year.

[ ] (f) TWO-TIERED INTEGRATED ALLOCATION FORMULA - MAXIMUM DISPARITY. First, the Advisory Committee will allocate the annual Employer nonelective contributions in the same ratio that each Participant's Compensation plus Excess Compensation for the Plan Year bears to the total Compensation plus Excess Compensation of all Participants for the Plan Year. The allocation under this paragraph, as a percentage of each Participant's Compensation plus Excess Compensation, must not exceed the applicable percentage (5.7%, 5.4% or 4.3%) listed under the Maximum Disparity Table following Option (i).

          The Advisory Committee then will allocate any remaining nonelective contributions in the same ratio that each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for the Plan Year.

[ ] (g) THREE-TIERED INTEGRATED ALLOCATION FORMULA. First, the Advisory Committee will allocate the annual Employer nonelective contributions in the same ratio that each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for the Plan Year. The allocation under this paragraph, as a percentage of each Participant's Compensation may not exceed the applicable percentage (5.7%, 5.4% or 4.3%) listed under the Maximum Disparity Table following Option (i). Solely for purposes of the allocation in this first paragraph, "Participant" means, in addition to a Participant who satisfies the requirements of Section 3.06 for the Plan Year: (CHOOSE
          (1) OR (2))

          [ ]     (1)  No other Participant.

          [ ] (2) Any other Participant entitled to a top heavy minimum allocation under Section 3.04(B), but such Participant's allocation under this Option (g) will not exceed 3% of his Compensation for the Plan Year.

          As a second tier allocation, the Advisory Committee will allocate the nonelective contributions in the same ratio that each Participant's Excess Compensation for the Plan Year bears to the total Excess Compensation of all Participants for the Plan Year. The allocation under this paragraph, as a percentage of each Participant's Excess Compensation, may not exceed the allocation percentage in the first paragraph.

          Finally, the Advisory Committee will allocate any remaining nonelective contributions in the same ratio that each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for the Plan Year.

[ ] (h) FOUR-TIERED INTEGRATED ALLOCATION FORMULA. First, the Advisory Committee will allocate the annual Employer nonelective contributions in the same ratio that each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for the Plan Year, but not exceeding 3% of each Participant's Compensation. Solely for purposes of this first tier allocation, a "Participant" means, in addition to any Participant who satisfies the requirements of Section
          3.06 for the Plan Year, any other Participant entitled to a top heavy minimum allocation under Section 3.04(B) of the Plan.

          As a second tier allocation, the Advisory Committee will allocate the nonelective contributions in the same ratio that each Participant's Excess Compensation for the Plan Year bears to the total Excess Compensation of all Participants for the Plan Year, but not exceeding 3% of each Participant's Excess Compensation.

          As a third tier allocation, the Advisory Committee will allocate the annual Employer contributions in the same ratio that each Participant's Compensation plus Excess Compensation for the Plan Year bears to the total Compensation plus Excess Compensation of all Participants for the Plan Year. The allocation under this paragraph, as a percentage of each Participant's Compensation plus Excess Compensation, must not exceed the applicable percentage (2.7%, 2.4% or 1.3%) listed under the Maximum Disparity Table following Option (i).

          The Advisory Committee then will allocate any remaining nonelective contributions in the same ratio that each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for the Plan Year.

[ ]       (i)  EXCESS  COMPENSATION.  For  purposes  of   Option  (f),   (g)  or
          (h), "Excess Compensation" means Compensation in excess of the following Integration Level: (CHOOSE (1) OR (2))

          [ ] (1) ___% (not exceeding 100%) of the taxable wage base, as determined under Section 230 of the Social Security Act, in effect on the first day of the Plan Year: (CHOOSE ANY COMBINATION OF (I) AND (II) OR CHOOSE (III))

                  [ ] (i) Rounded to ____________ (but not exceeding the taxable wage base).

                  [ ]      (ii) But not greater than $________.

                  [ ]      (iii)Without any further adjustment or limitation.

          [ ]     (2)   $ _________ [NOTE:   NOT   EXCEEDING  THE  TAXABLE  WAGE
                  BASE FOR THE PLAN YEAR IN WHICH THIS ADOPTION AGREEMENT FIRST IS EFFECTIVE.]

MAXIMUM DISPARITY TABLE.For purposes of Options (f), (g) and (h), the applicable percentage is:

     Integration Level (as               Applicable Percentages for       Applicable Percentages
percentage of taxable wage base)          Option (f) or Option (g)             for Option (h)
--------------------------------         --------------------------       ----------------------
100%                                              5.7%                              2.7%

More than 80% but less than 100%                  5.4%                              2.4%

More than 20% (but not less than $10,001)
and not more than 80%                             4.3%                              1.3%

20% (or $10,000, if greater) or less              5.7%                              2.7%



[ ] (j) ALLOCATION OFFSET. The Advisory Committee will reduce a Participant's allocation otherwise made under Part II of this
          Section 3.04 by the Participant's allocation under the following qualified plan(s) maintained by the Employer: __________________ .

          The Advisory  Committee  will  determine  this  allocation  reduction:
          (CHOOSE (1) OR (2))

          [ ] (1) By treating the term "nonelective contribution" as including all amounts paid or accrued by the Employer during the Plan Year to the qualified plan(s) referenced under this Option (j). If a Participant under this Plan also participates in that other plan, the Advisory Committee will treat the amount the Employer contributes for or during a Plan Year on behalf of a particular Participant under such other plan as an amount allocated under this Plan to that Participant's Account for that Plan Year. The Advisory Committee will make the computation of allocation required under the immediately preceding sentence before making any allocation of nonelective contributions under this Section 3.04.

          [ ]     (2) In accordance  with   the formula  provided in an addendum
                  to this Adoption Agreement, numbered 3.04(j).

TOP HEAVY MINIMUM ALLOCATION - METHOD OF COMPLIANCE. If a Participant's allocation under this Section 3.04 is less than the top heavy minimum allocation to which he is entitled under Section 3.04(B): (CHOOSE (K) OR (L))

[X] (k) The Employer will make any necessary additional contribution to the Participant's Account, as described in Section 3.04(B)(7)(a) of the Plan.

[ ] (l) The Employer will satisfy the top heavy minimum allocation under the following plan(s) it maintains: ________________________. However, the Employer will make any necessary additional contribution to satisfy the top heavy minimum allocation for an Employee covered only under this Plan and not under the other plan(s) designated in this Option (l). See Section 3.04(B)(7)(b) of the Plan.

If the Employer maintains another plan, the Employer may provide in an addendum to this Adoption Agreement, numbered Section 3.04, any modifications to the Plan necessary to satisfy the top heavy requirements under Code ss 416.

RELATED EMPLOYERS. If two or more related employers (as defined in Section 1.30) contribute to this Plan, the Advisory Committee must allocate all Employer nonelective contributions (and forfeitures treated as nonelective contributions) to each Participant in the Plan, in accordance with the elections in this Adoption Agreement Section 3.04: (CHOOSE (M) OR (N))

[ ] (m) Without regard to which contributing related group member employs the Participant.

[X] (n) Only to the Participants directly employed by the contributing Employer. If a Participant receives Compensation from more than one contributing Employer, the Advisory Committee will determine the allocations under this Adoption Agreement Section 3.04 by prorating among the participating Employers the Participant's Compensation and, if applicable, the Participant's Integration Level under Option (i).

        3.05 FORFEITURE ALLOCATION. Subject to any restoration allocation required under Sections 5.04 or 9.14, the Advisory Committee will allocate a Participant forfeiture in accordance with Section 3.04: (CHOOSE (A) OR (B); (C) AND (D) ARE OPTIONAL IN ADDITION TO (A) OR (B))

[ ]       (a) As an  Employer  nonelective   contribution  for  the Plan Year in
          which the forfeiture occurs, as if the Participant forfeiture were an additional nonelective contribution for that Plan Year.

[X] (b) To reduce the Employer matching contributions and nonelective contributions for the Plan Year: (CHOOSE (1) OR (2))

          [ ]     (1)  in which the forfeiture occurs.

          [X]     (2)  immediately  following  the   Plan  Year   in  which  the
                  forfeiture occurs.

[X] (c) To the extent attributable to matching contributions:(CHOOSE (1), (2) OR (3))

          [X]     (1)  In the manner elected under Options (a) or (b).

          [ ]     (2)  First to reduce  Employer matching  contributions for the
                   Plan Year: (CHOOSE (I) OR (II))

                  [ ]      (i)  in which the forfeiture occurs,

                  [ ]      (ii) immediately following the Plan Year in which the
                            forfeiture occurs,

                  then as elected in Options (a) or (b).

          [ ] (3) As a discretionary matching contribution for the Plan Year in which the forfeiture occurs, in lieu of the manner elected under Options (a) or (b).

[X] (d) First to reduce the Plan's ordinary and necessary administrative expenses for the Plan Year and then will allocate any remaining forfeitures in the manner described in Options (a), (b) or (c), whichever applies. If the Employer elects Option (c), the forfeitures used to reduce Plan expenses:
          (CHOOSE (1) OR (2))

          [ ]     (1)  relate proportionately to forfeitures described in Option
                  (c) and to forfeitures described in Options (a) or (b).

          [X]     (2)  relate first to forfeitures described in Option C.

ALLOCATION OF FORFEITED EXCESS AGGREGATE CONTRIBUTIONS. The Advisory Committee will allocate any forfeited excess aggregate contributions (as described in Section 14.09): (CHOOSE (E), (F) OR (G))

[X]       (e)  To reduce Employer matching contributions for the Plan Year:
          (CHOOSE (1) OR (2))

          [X]     (1)  in which the forfeiture occurs.

          [ ]     (2)  immediately   following  the  Plan  Year   in  which  the
                  forfeiture occurs.

[ ] (f) As Employer discretionary matching contributions for the Plan Year in which forfeited, except the Advisory Committee will not allocate these forfeitures to the Highly Compensated Employees who incurred the forfeitures.

[ ] (g) In accordance with Options (a) through (d), whichever applies, except the Advisory Committee will not allocate these forfeitures under Option (a) or under Option (c)(3) to the Highly Compensated Employees who incurred the forfeitures.

        3.06 ACCRUAL OF BENEFIT.

COMPENSATION TAKEN INTO ACCOUNT. For the Plan Year in which the Employee first becomes a Participant, the Advisory Committee will determine the allocation of any cash or deferred contribution, designated qualified nonelective contribution or nonelective contribution by taking into account: (CHOOSE (A) OR (B))

[ ]       (a)  The Employee's Compensation for the entire Plan Year.

[X] (b) The Employee's Compensation for the portion of the Plan Year in which the Employee actually is a Participant in the Plan.

ACCRUAL  REQUIREMENTS.  Subject to the  suspension  of accrual  requirements  of
Section 3.06(E) of the Plan, to receive an allocation of cash or deferred contributions, matching contributions, designated qualified nonelective contributions, nonelective contributions and Participant forfeitures, if any, for the Plan Year, a Participant must satisfy the conditions described in the following elections: (CHOOSE (C) OR AT LEAST ONE OF (D) THROUGH (F))

[ ] (c) SAFE HARBOR RULE. If the Participant is employed by the Employer on the last day of the Plan Year, the Participant must complete at least one Hour of Service for that Plan Year. If the Participant is not employed by the Employer on the last day of the Plan Year, the Participant must complete at least 501 Hours of Service during the Plan Year.

[X] (d) HOURS OF SERVICE CONDITION. The Participant must complete the following minimum number of Hours of Service during the Plan Year:
          (CHOOSE AT LEAST ONE OF (1) THROUGH (5))

          [X]     (1)  1,000 Hours of Service.

          [ ]     (2)  (SPECIFY, BUT  THE NUMBER  OF HOURS  OF SERVICE   MAY NOT
                   EXCEED 1,000) _____________________________.

          [X]     (3)  No  Hour  of  Service   requirement  if  the  Participant
                  terminates  employment  during  the Plan Year on  account  of:
                  (CHOOSE (I), (II) OR (III))

                  [X]      (i)  Death.

                  [X]      (ii) Disability.

                  [X] (iii)Attainment of Normal Retirement Age in the current Plan Year or in a prior Plan Year.

          [ ]     (4)  __ Hours  of  Service  (not   exceeding   1,000)  if  the
                  Participant terminates employment with the Employer during the Plan Year, subject to any election in Option (3).

          [X] (5) No Hour of Service requirement for an allocation of the following contributions: EMPLOYER MATCHING CONTRIBUTIONS.

[X] (e) EMPLOYMENT CONDITION. The Participant must be employed by the Employer on the last day of the Plan Year, irrespective of whether he satisfies any Hours of Service condition under Option (d), with the following exceptions: (CHOOSE (1) OR AT LEAST ONE OF (2) THROUGH (5))

          [ ]     (1)  No exceptions.

          [X]     (2)  Termination of employment because of death.

          [X]     (3)  Termination of employment because of disability.

          [X] (4) Termination of employment following attainment of Normal Retirement Age.

          [X]     (5)  No employment condition for the  following contributions:
                   EMPLOYER MATCHING CONTRIBUTIONS.

 [ ]      (f) (SPECIFY OTHER CONDITIONS, IF APPLICABLE): _______________.

SUSPENSION OF ACCRUAL REQUIREMENTS. The suspension of accrual requirements of Section 3.06(E) of the Plan: (CHOOSE (G), (H) OR (I))

[X]       (g)  Applies to the Employer's Plan.

[ ]       (h)  Does not apply to the Employer's Plan.

[ ] (i) Applies in modified form to the Employer's Plan, as described in an addendum to this Adoption Agreement, numbered Section 3.06(E).

SPECIAL ACCRUAL REQUIREMENTS FOR MATCHING CONTRIBUTIONS. If the Plan allocates matching contributions on two or more allocation dates for a Plan Year, the
Advisory  Committee,  unless  otherwise  specified in Option (l), will apply any
Hours of Service condition by dividing the required Hours of Service on a prorata basis to the allocation periods included in that Plan Year. Furthermore, a Participant who satisfies the conditions described in this Adoption Agreement
Section 3.06 will receive an allocation of matching contributions (and forfeitures treated as matching contributions) only if the Participant satisfies the following additional condition(s):
(CHOOSE (J) OR AT LEAST ONE OF (K) OR (L))

[X]       (j)  No additional conditions.

[ ] (k) The Participant is not a Highly Compensated Employee for the Plan Year. This Option (k) applies to: (CHOOSE (1) OR (2))

          [ ] (1)  All matching contributions.

          [ ] (2)  Matching  contributions  described  in  Option(s) of Adoption
               Agreement Section 3.01.

[ ]       (l)  (SPECIFY)_____________________.

        3.15  MORE  THAN  ONE PLAN  LIMITATION.  If the  provisions  of  Section
3.15 apply, the Excess Amount attributed to this Plan equals: (CHOOSE (A), (B) OR (C))

[ ]       (a)  The product of:

                  (i) the total Excess Amount allocated as of such date (including any amount which the Advisory Committee would have allocated but for the limitations of Code ss 415), times

                  (ii) the ratio of (1) the amount allocated to the Participant as of such date under this Plan divided by (2) the total amount allocated as of such date under all qualified defined contribution plans (determined without regard to the limitations of Code ss 415).

[X]       (b)  The total Excess Amount.

[ ]       (c)  None of the Excess Amount.

        3.18 DEFINED BENEFIT PLAN LIMITATION.

APPLICATION OF LIMITATION.  The  limitation  under  Section  3.18  of  the Plan:
(CHOOSE (A) OR (B))

[X] (a) Does not apply to the Employer's Plan because the Employer does not maintain and never has maintained a defined benefit plan covering any Participant in this Plan.

[ ]       (b)  Applies to  the  Employer's   Plan. To  the  extent  necessary to
          satisfy the  limitation  under Section 3.18, the Employer will reduce:
          (CHOOSE (1) OR (2))

          [ ]     (1) The  Participant's   projected  annual  benefit under  the
                  defined benefit plan under which the Participant participates.

          [ ] (2) Its contribution or allocation on behalf of the Participant to the defined contribution plan under which the Participant participates and then, if necessary, the Participant's projected annual benefit under the defined benefit plan under which the Participant participates.

[NOTE: IF THE EMPLOYER SELECTS (A), THE REMAINING OPTIONS IN THIS SECTION 3.18 DO NOT APPLY TO THE EMPLOYER'S PLAN.]

COORDINATION WITH TOP HEAVY MINIMUM ALLOCATION. The Advisory Committee will apply the top heavy minimum allocation provisions of Section 3.04(B) of the Plan with the following modifications: (CHOOSE (C) OR AT LEAST ONE OF (D) OR (E))

[ ]       (c)  No modifications.

[ ] (d) For Non-Key Employees participating only in this Plan, the top heavy minimum allocation is the minimum allocation described in
          Section 3.04(B) determined by substituting __% (not less than 4%) for "3%," except: (CHOOSE (I) OR (II))

          [ ]     (i)  No exceptions.

          [ ]     (ii) Plan Years in which the top heavy ratio exceeds 90%.

[ ]       (e)  For   Non-Key  Employees  also   participating  in   the  defined
          benefit plan, the top heavy minimum is: (CHOOSE (1) OR (2))

          [ ] (1) 5% of Compensation (as determined under Section 3.04(B) or the Plan) irrespective of the contribution rate of any Key Employee, except: (CHOOSE (I) OR (II))

                  [ ]      (i)  No exceptions.

                  [ ] (ii) Substituting "7 1/2%" for "5%" if the top heavy ratio does not exceed 90%.

          [ ]     (2)  0%.  [NOTE:  THE EMPLOYER  MAY NOT SELECT THIS OPTION (2)
                   UNLESS THE DEFINED BENEFIT PLAN SATISFIES THE TOP HEAVY MINIMUM BENEFIT REQUIREMENTS OF CODE '416 FOR THESE NON-KEY EMPLOYEES.]

ACTUARIAL ASSUMPTIONS FOR TOP HEAVY CALCULATION. To determine the top heavy ratio, the Advisory Committee will use the following interest rate and mortality assumptions to value accrued benefits under a defined benefit plan: ___________.

If the elections under this Section 3.18 are not appropriate to satisfy the limitations of Section 3.18, or the top heavy requirements under Code '416, the Employer must provide the appropriate provisions in an addendum to this Adoption Agreement.

                                   ARTICLE IV
                            PARTICIPANT CONTRIBUTIONS

        4.01 PARTICIPANT  NONDEDUCTIBLE  CONTRIBUTIONS. The Plan: (CHOOSE (A) OR
(B); (C) IS AVAILABLE  ONLY WITH (B))

[X]       (a)  Does not permit Participant nondeductible contributions.

[ ]       (b)  Permits  Participant  nondeductible  contributions,  pursuant  to
          Section 14.04 of the Plan.

[ ]       (c)  The  following   portion  of  the   Participant's   nondeductible
          contributions for the Plan Year are mandatory contributions under Option (i)(3) of Adoption Agreement Section 3.01: (CHOOSE (1) OR (2))

          [ ] (1) The amount which is not less than:___________________________.


          [ ] (2) The amount which is not greater than:________________________.

ALLOCATION   DATES.   The  Advisory   Committee   will  allocate   nondeductible
contributions for each Plan Year as of the Accounting Date and the following additional allocation dates: (CHOOSE (D) OR (E))

[ ]       (d)  No other allocation dates.

[X]       (e)  (SPECIFY) _N/A__.

As of an allocation date, the Advisory Committee will credit all nondeductible contributions made for the relevant allocation period. Unless otherwise specified in (e), a nondeductible contribution relates to an allocation period only if actually made to the Trust no later than 30 days after that allocation period ends.

        4.05 PARTICIPANT CONTRIBUTION - WITHDRAWAL/DISTRIBUTION. Subject to the restrictions of Article VI, the following distribution options apply to a Participant's Mandatory Contributions Account, if any, prior to his Separation from Service: (CHOOSE (A) OR AT LEAST ONE OF (B) THROUGH (D))

[ ]       (a)  No distribution options prior to Separation from Service.

[ ]       (b)  The  same  distribution  options  applicable   to   the  Deferral
          Contributions Account prior to the Participant's Separation from Service, as elected in Adoption Agreement Section 6.03.

[ ] (c) Until he retires, the Participant has a continuing election to receive all or any portion of his Mandatory Contributions Account if:
          (CHOOSE (1) OR AT LEAST ONE OF (2) THROUGH (4))

          [ ]     (1)  No conditions.

          [ ]     (2) The  mandatory  contributions   have  accumulated  for  at
                  least __ Plan Years since the Plan Year for which contributed.

          [ ]     (3) The    Participant     suspends   making     nondeductible
                  contributions for a period of __ months.

          [ ]     (4)  (SPECIFY)________________________________.

[X]       (d)  (SPECIFY) _N/A___________________________________ .


                                    ARTICLE V
                  TERMINATION OF SERVICE - PARTICIPANT VESTING

        5.01 NORMAL  RETIREMENT.  Normal  Retirement  Age  under  the  Plan  is:
(CHOOSE (A) OR (B))

[X]       (a)  SIXTY-FIVE (65) [STATE AGE, BUT MAY NOT EXCEED AGE 65].

[ ] (b) The later of the date the Participant attains__ years of age or the__ anniversary of the first day of the Plan Year in which the Participant commenced participation in the Plan. [THE AGE SELECTED MAY NOT EXCEED AGE 65 AND THE ANNIVERSARY SELECTED MAY NOT EXCEED THE 5TH.]

          5.02  PARTICIPANT  DEATH OR  DISABILITY.  The 100%  vesting rule under
Section 5.02 of the Plan: (CHOOSE (A) OR CHOOSE ONE OR BOTH OF (B) AND (C))

[ ]       (a)  Does not apply.

[X]       (b)  Applies to death.

[X]       (c)  Applies to disability.

        5.03 VESTING SCHEDULE.

DEFERRAL     CONTRIBUTIONS      ACCOUNT/QUALIFIED     MATCHING     CONTRIBUTIONS
ACCOUNT/QUALIFIED NONELECTIVE CONTRIBUTIONS ACCOUNT/MANDATORY CONTRIBUTIONS ACCOUNT. A Participant has a 100% Nonforfeitable interest at all times in his Deferral Contributions Account, his Qualified Matching Contributions Account, his Qualified Nonelective Contributions Account and in his Mandatory Contributions Account.

REGULAR MATCHING CONTRIBUTIONS ACCOUNT/EMPLOYER CONTRIBUTIONS ACCOUNT. With respect to a Participant's Regular Matching Contributions Account and Employer Contributions Account, the Employer elects the following vesting schedule:
(CHOOSE (A) OR (B); (C) AND (D) ARE AVAILABLE ONLY AS ADDITIONAL OPTIONS)

[ ] (a) Immediate vesting. 100% Nonforfeitable at all times. [NOTE: THE EMPLOYER MUST ELECT OPTION (A) IF THE ELIGIBILITY CONDITIONS UNDER ADOPTION AGREEMENT SECTION 2.01(C) REQUIRE 2 YEARS OF SERVICE OR MORE THAN 12 MONTHS OF EMPLOYMENT.]

[X]       (b)  Graduated Vesting Schedules.



                      TOP HEAVY SCHEDULE
                          (MANDATORY)
                      ------------------

          Years of                          Nonforfeitable
          SERVICE                             PERCENTAGE
          -------                           --------------

        Less than 1                                    0%
             1                                        20%
             2                                        40%
             3                                        60%
             4                                        80%
             5                                       100%
             6 or more                               100%

                  NON TOP HEAVY SCHEDULE
                         (OPTIONAL)
                  ----------------------

       Years of                            Nonforfeitable
       SERVICE                               PERCENTAGE
       -------                             --------------

     Less than 1                                      %
            1                                         %
            2                                         %
            3                                         %
            4                                         %
            5                                         %
            6                                         %
            7 or more                              100%



[ ] (c) Special vesting election for Regular Matching Contributions Account. In lieu of the election under Options (a) or (b), the Employer elects the following vesting schedule for a Participant's Regular Matching Contributions Account: (CHOOSE (1) OR (2))

          [ ]     (1)  100% Nonforfeitable at all times.

          [ ] (2) In accordance with the vesting schedule described in the addendum to this Adoption Agreement, numbered 5.03(c). [NOTE: IF THE EMPLOYER ELECTS THIS OPTION (C)(2), THE ADDENDUM MUST DESIGNATE THE APPLICABLE VESTING SCHEDULE(S) USING THE SAME FORMAT AS USED IN OPTION (B).]

[NOTE: UNDER OPTIONS (B) AND (C)(2), THE EMPLOYER MUST COMPLETE A TOP HEAVY SCHEDULE WHICH SATISFIES CODE ss 416. THE EMPLOYER, AT ITS OPTION, MAY COMPLETE A NON TOP HEAVY SCHEDULE.THE NON TOP HEAVY SCHEDULE MUST SATISFY CODE ss 411(A)(2). ALSO SEE SECTION 7.05 OF THE PLAN.]

[ ] (d) The Top Heavy Schedule under Option (b) (and, if applicable, under Option (c)(2)) applies: (CHOOSE (1) OR (2))

          [ ]     (1)  Only in a Plan Year for which the Plan is top heavy.

          [ ] (2) In the Plan Year for which the Plan first is top heavy and then in all subsequent Plan Years. [NOTE: THE EMPLOYER MAY NOT ELECT OPTION (D) UNLESS IT HAS COMPLETED A NON TOP HEAVY SCHEDULE.]


MINIMUM VESTING.  (CHOOSE (E) OR (F))

[X]       (e)  The Plan does not apply a minimum vesting rule.

[ ] (f) A Participant's Nonforfeitable Accrued Benefit will never be less than the lesser of $__ or his entire Accrued Benefit, even if the application of a graduated vesting schedule under Options (b) or (c) would result in a smaller Nonforfeitable Accrued Benefit.

LIFE INSURANCE INVESTMENTS. The Participant's Accrued Benefit attributable to insurance contracts purchased on his behalf under Article XI is: (CHOOSE (G) OR
(H))

[X]       (g)  Subject to the vesting election under Options (a), (b) or (c).

[ ] (h) 100% Nonforfeitable at all times, irrespective of the vesting election under Options (b) or (c)(2).

        5.04  CASH-OUT   DISTRIBUTIONS  TO   PARTIALLY-VESTED   PARTICIPANTS/
RESTORATION OF FORFEITED  ACCRUED BENEFIT. The deemed cash-out rule described in
Section 5.04(C) of the Plan: (CHOOSE (A) OR (B))

[ ]       (a)  Does not apply.

[X] (b) Will apply to determine the timing of forfeitures for 0% vested Participants. A Participant is not a 0% vested Participant if he has a Deferral Contributions Account.

        5.06 YEAR OF SERVICE - VESTING.

VESTING  COMPUTATION  PERIOD.  The Plan  measures a Year of Service on the basis
of   the   following  12   consecutive   month   periods: (CHOOSE  (A)  OR  (B))
(EFFECTIVE 8-1-93)

[ ]       (a)  Plan Years.

[X] (b) Employment Years. An Employment Year is the 12 consecutive month period measured from the Employee's Employment Commencement Date and each successive 12 consecutive month period measured from each anniversary of that Employment Commencement Date.

HOURS OF SERVICE. The minimum number of Hours of Service an Employee must complete during a vesting computation period to receive credit for a Year of Service is: (CHOOSE (C) OR (D))

[X]       (c)  1,000 Hours of Service.

[ ] (d) _____ Hours of Service. [NOTE: THE HOURS OF SERVICE REQUIREMENT MAY NOT EXCEED 1,000.]

        5.08 INCLUDED YEARS OF SERVICE - VESTING. The Employer specifically excludes the following Years of Service: (CHOOSE (A) OR AT LEAST ONE OF (B) THROUGH (E))

[X]       (a)  None other than as specified in Section 5.08(a) of the Plan.

[ ] (b) Any Year of Service before the Participant attained the age of ________ . Note: The age selected may not exceed age 18.]

[ ] (c) Any Year of Service during the period the Employer did not maintain this Plan or a predecessor plan.

[ ] (d) Any Year of Service before a Break in Service if the number of consecutive Breaks in Service equals or exceeds the greater of 5 or the aggregate number of the Years of Service prior to the Break. This exception applies only if the Participant is 0% vested in his Accrued Benefit derived from Employer contributions at the time he has a Break in Service. Furthermore, the aggregate number of Years of Service before a Break in Service do not include any Years of Service not required to be taken into account under this exception by reason of any prior Break in Service.

[ ]      (e) Any Year of Service  earned prior  to  the  effective date of ERISA if the Plan would have disregarded that Year of Service on account of an Employee's Separation from Service under a Plan provision in effect and adopted before January 1, 1974.

                                   ARTICLE VI
                     TIME AND METHOD OF PAYMENTS OF BENEFITS

CODE ss 411(D)(6) PROTECTED BENEFITS. The elections under this Article VI may not eliminate Code ss 411(d)(6) protected benefits. To the extent the elections would eliminate a Code ss 411(d)(6) protected benefit, see Section 13.02 of the Plan. Furthermore, if the elections liberalize the optional forms of benefit under the Plan, the more liberal options apply on the later of the adoption date or the Effective Date of this Adoption Agreement.

        6.01 TIME OF PAYMENT OF ACCRUED BENEFIT.

DISTRIBUTION DATE. A distribution date under the Plan means THE FIRST DAY ANY MONTH . [NOTE: THE EMPLOYER MUST SPECIFY THE APPROPRIATE DATE(S). THE SPECIFIED DISTRIBUTION DATES PRIMARILY ESTABLISH ANNUITY STARTING DATES AND THE NOTICE AND CONSENT PERIODS PRESCRIBED BY THE PLAN. THE PLAN ALLOWS THE TRUSTEE AN ADMINISTRATIVELY PRACTICABLE PERIOD OF TIME TO MAKE THE ACTUAL DISTRIBUTION RELATING TO A PARTICULAR DISTRIBUTION DATE.]

NONFORFEITABLE ACCRUED BENEFIT NOT EXCEEDING $3,500. Subject to the limitations of Section 6.01(A)(1), the distribution date for distribution of a Nonforfeitable Accrued Benefit not exceeding $3,500 is: (CHOOSE (A), (B), (C),
(D) OR (E))

[ ] (a) ______ of the _______ Plan Year beginning after the Participant's Separation from Service.

[X] (b) THE FIRST DISTRIBUTION DATE SUBSEQUENT TO THE ALLOCATION DATE following the Participant's Separation from Service.

[ ] (c)_____of the Plan Year after the Participant incurs ____ Break(s) in Service (as defined in Article V).

[ ]       (d)__________  following   the  Participant's  attainment  of   Normal
          Retirement Age,but not earlier than ____ days following his Separation from Service.

[ ]       (e)  (SPECIFY) ___________________________.

NONFORFEITABLE ACCRUED BENEFIT EXCEEDS $3,500. See the elections under Section 6.03.

DISABILITY.  The distribution date, subject to Section  6.01(A)(3),  is: (CHOOSE
(F), (G) OR (H))

[ ] (f)_______________ after the Participant terminates employment because of disability.

[X] (g) The same as if the Participant had terminated employment without disability.

[ ]       (h)  (SPECIFY) ______________________.

HARDSHIP.  (CHOOSE (I) OR (J))

[X] (i) The Plan does not permit a hardship distribution to a Participant who has separated from Service.

[ ]       (j)  The Plan  permits a  hardship distribution to a  Participant  who
          has   separated   from   Service in   accordance  with   the  hardship
          distribution policy stated in:  (CHOOSE (1), (2) OR (3))

          [ ]     (1)  Section 6.01(A)(4) of the Plan.

          [ ]     (2)  Section 14.11 of the Plan.

          [ ]     (3)  The addendum to this Adoption Agreement, numbered Section
                  6.01.

DEFAULT ON A LOAN. If a Participant or Beneficiary defaults on a loan made pursuant to a loan policy adopted by the Advisory Committee pursuant to Section 9.04, the Plan: (CHOOSE (K), (L) OR (M))

[X] (k) Treats the default as a distributable event. The Trustee, at the time of the default, will reduce the Participant's Nonforfeitable Accrued Benefit by the lesser of the amount in default (plus accrued interest) or the Plan's security interest in that Nonforfeitable
          Accrued Benefit. To the extent the loan is attributable to the Participant's Deferral Contributions Account, Qualified Matching Contributions Account or Qualified Nonelective Contributions Account, the Trustee will not reduce the Participant's Nonforfeitable Accrued Benefit unless the Participant has separated from Service or unless the Participant has attained age 592.

[ ] (l) Does not treat the default as a distributable event. When an otherwise distributable event first occurs pursuant to Section 6.01 or
          Section 6.03 of the Plan, the Trustee will reduce the Participant's Nonforfeitable Accrued Benefit by the lesser of the amount in default (plus accrued interest) or the Plan's security interest in that Nonforfeitable Accrued Benefit.

[ ]       (m)  (SPECIFY)____________________________________ .

        6.02 METHOD OF PAYMENT OF ACCRUED BENEFIT. The Advisory Committee will apply Section 6.02 of the Plan with the following modifications: (CHOOSE (A) OR AT LEAST ONE OF (B), (C), (D) AND (E))

[ ]       (a)  No modifications.

[ ] (b) Except as required under Section 6.01 of the Plan, a lump sum distribution is not available:__________________.

[ ]       (c)  An installment distribution:(CHOOSE (1) OR AT LEAST ONE OF (2) OR
          (3))

          [ ]     (1)  Is not available under the Plan.

          [ ] (2) May not exceed the lesser of __years or the maximum period permitted under Section 6.02.

          [ ]     (3)  (SPECIFY)__________________.

[ ]       (d)  The Plan permits the following annuity options:________.


          Any Participant who elects a life annuity option is subject to the requirements of Sections 6.04(A), (B), (C) and (D) of the Plan. See
          Section 6.04(E). [NOTE: THE EMPLOYER MAY SPECIFY ADDITIONAL ANNUITY OPTIONS IN AN ADDENDUM TO THIS ADOPTION AGREEMENT, NUMBERED 6.02(D).]

[X] (e) If the Plan invests in qualifying Employer securities, as described in Section 10.03(F), a Participant eligible to elect distribution under Section 6.03 may elect to receive that distribution in Employer securities only in accordance with the provisions of the addendum to this Adoption Agreement, numbered 6.02(e).

        6.03 BENEFIT PAYMENT ELECTIONS.

PARTICIPANT ELECTIONS AFTER SEPARATION FROM SERVICE. A Participant who is eligible to make distribution elections under Section 6.03 of the Plan may elect to commence distribution of his Nonforfeitable Accrued Benefit: (CHOOSE AT LEAST ONE OF (A) THROUGH (C))

[ ]       (a)  As of  any distribution  date, but  not earlier than ______of the
          ________ Plan Year beginning after the Participant's Separation from Service.

[ ] (b) As of the following date(s): (CHOOSE AT LEAST ONE OF OPTIONS (1) THROUGH (6))

          [ ] (1) Any distribution date after the close of the Plan Year in which the Participant attains Normal Retirement Age.

          [ ]     (2)  Any   distribution  date  following his  Separation  from
                  Service with the Employer.

          [ ]     (3)  Any distribution date in  the ____Plan  Year(s) beginning
                  after   his   Separation from Service.

          [ ]     (4)  Any   distribution  date  in  the  Plan  Year  after  the
                  Participant incurs _________Break(s) in Service (as defined in Article V).

          [ ]     (5) Any distribution date following  attainment of age ___ and completion of at least ___ Years of Service (as defined in Article V).

          [ ]     (6)  (SPECIFY)  _____________________.

[X] (c) (SPECIFY) AS OF ANY DISTRIBUTION DATE SUBSEQUENT TO THE ALLOCATION DATE FOLLOWING A PARTICIPANT'S SEPARATION FROM SERVICE .

        The distribution  events described in the election(s) made under Options
(a), (b) or (c) apply equally to all Accounts maintained for the Participant unless otherwise specified in Option (c).

PARTICIPANT ELECTIONS PRIOR TO SEPARATION FROM SERVICE - REGULAR MATCHING CONTRIBUTIONS ACCOUNT AND EMPLOYER CONTRIBUTIONS ACCOUNT. Subject to the restrictions of Article VI, the following distribution options apply to a Participant's Regular Matching Contributions Account and Employer Contributions Account prior to his Separation from Service: (CHOOSE (D) OR AT LEAST ONE OF (E) THROUGH (H))

[ ]       (d)  No distribution options prior to Separation from Service.

[X] (e) Attainment of Specified Age. Until he retires, the Participant has a continuing election to receive all or any portion of his Nonforfeitable interest in these Accounts after he attains: (CHOOSE
          (1) OR (2))

          [X]     (1)  Normal Retirement Age.

          [ ]     (2)  ___ years  of  age  and  is  at  least _____%  vested  in
                  these  Accounts.   [NOTE: IF THE PERCENTAGE IS LESS THAN 100%,
                  SEE THE SPECIAL VESTING FORMULA IN SECTION 5.03.]

[X] (f) After a Participant has participated in the Plan for a period of not less than 5 years and he is 100% vested in these Accounts, until he retires, the Participant has a continuing election to receive all or any portion of the Accounts. [NOTE: THE NUMBER IN THE BLANK SPACE MAY NOT BE LESS THAN 5.]

[ ] (g) Hardship. A Participant may elect a hardship distribution prior to his Separation from Service in accordance with the hardship distribution policy: (CHOOSE (1), (2) OR (3); (4) IS AVAILABLE ONLY AS AN ADDITIONAL OPTION)

          [ ]     (1)  Under Section 6.01(A)(4) of the Plan.

          [ ]     (2)  Under Section 14.11 of the Plan.

          [ ] (3) Provided in the addendum to this Adoption Agreement, numbered Section 6.03.

          [ ] (4) In no event may a Participant receive a hardship distribution before he is at least ________% vested in these Accounts. [NOTE: IF THE PERCENTAGE IN THE BLANK IS LESS THAN 100%, SEE THE SPECIAL VESTING FORMULA IN SECTION 5.03.]

[ ]       (h)  (SPECIFY) ____________________.

[NOTE: THE EMPLOYER MAY USE AN ADDENDUM, NUMBERED 6.03, TO PROVIDE ADDITIONAL LANGUAGE AUTHORIZED BY OPTIONS (B)(6), (C), (G)(3) OR (H) OF THIS ADOPTION AGREEMENT SECTION 6.03.]

PARTICIPANT ELECTIONS PRIOR TO SEPARATION FROM SERVICE - DEFERRAL CONTRIBUTIONS ACCOUNT, QUALIFIED MATCHING CONTRIBUTIONS ACCOUNT AND QUALIFIED NONELECTIVE CONTRIBUTIONS ACCOUNT. Subject to the restrictions of Article VI, the following distribution options apply to a Participant's Deferral Contributions Account, Qualified Matching Contributions Account and Qualified Nonelective Contributions Account prior to his Separation from Service: (CHOOSE (I) OR AT LEAST ONE OF (J) THROUGH (L))

[ ]       (i)  No distribution options prior to Separation from Service.

[X] (j) Until he retires, the Participant has a continuing election to receive all or any portion of these Accounts after he attains: (CHOOSE
          (1) OR (2))

          [X]     (1)  The later of Normal Retirement Age or age 59 1/2.

          [ ]     (2)  Age ______ (at least 59 1/2).

[X] (k) Hardship. A Participant, prior to this Separation from Service, may elect a hardship distribution from his Deferral Contributions Account in accordance with the hardship distribution policy under
          Section 14.11 of the Plan.

[ ]       (l)  (SPECIFY)______________________. [NOTE: OPTION (L) MAY NOT PERMIT
          IN SERVICE DISTRIBUTIONS PRIOR TO AGE 59 1/2 (OTHER THAN HARDSHIP) AND MAY NOT MODIFY THE HARDSHIP POLICY DESCRIBED IN SECTION 14.11.]

SALE OF TRADE OR BUSINESS/SUBSIDIARY. If the Employer sells substantially all of the assets (within the meaning of Code ss 409(d)(2)) used in a trade or business or sells a subsidiary (within the meaning of Code ss 409(d)(3)), a Participant who continues employment with the acquiring corporation is eligible for distribution from his Deferral Contributions Account, Qualified Matching Contributions Account and Qualified Nonelective Contributions Account: (CHOOSE
(M) OR (N))

[ ] (m) Only as described in this Adoption Agreement Section 6.03 for distributions prior to Separation from Service.

[X] (n) As if he has a Separation from Service. After March 31, 1988, a distribution authorized solely by reason of this Option (n) must constitute a lump sum distribution, determined in a manner consistent with Code ss 401(k)(10) and the applicable Treasury regulations.

        6.04 ANNUITY DISTRIBUTIONS TO PARTICIPANTS AND SURVIVING SPOUSES. The annuity distribution requirements of Section 6.04: (CHOOSE (A) OR (B))

[X] (a) Apply only to a Participant described in Section 6.04(E) of the Plan (relating to the profit sharing exception to the joint and survivor requirements).

[ ]       (b)  Apply to all Participants.

                                   ARTICLE IX
       ADVISORY COMMITTEE - DUTIES WITH RESPECT TO PARTICIPANTS' ACCOUNTS

        9.10 VALUE OF PARTICIPANT'S ACCRUED BENEFIT. If a distribution (other than a distribution from a segregated Account and other than a corrective distribution described in Sections 14.07, 14.08, 14.09 or 14.10 of the Plan) occurs more than 90 days after the most recent valuation date, the distribution will include interest at: (CHOOSE (A), (B) OR (C))

[X]       (a)  -0-% per annum.  [NOTE: THE PERCENTAGE MAY EQUAL 0%.]

[ ] (b) The 90 day Treasury bill rate in effect at the beginning of the current valuation period.

[ ]       (c)  (SPECIFY)____________________.

        9.11 ALLOCATION AND DISTRIBUTION OF NET INCOME GAIN OR LOSS. Pursuant to
Section  14.12,  to  determine  the  allocation  of net  income,  gain or  loss:
(COMPLETE ONLY THOSE ITEMS, IF ANY, WHICH ARE APPLICABLE TO THE EMPLOYER'S PLAN)

[X]       (a)  For salary  reduction contributions, the Advisory Committee will:
          (CHOOSE (1), (2), (3), (4) OR (5))

          [X]     (1)  Apply Section 9.11 without modification.

          [ ]     (2)  Use the  segregated account approach described in Section
                  14.12.

          [ ]     (3) Use  the  weighted average   method  described  in Section
                  14.12, based on a ______________weighting period.

          [ ] (4) Treat as part of the relevant Account at the beginning of the valuation period ____________ % of the salary reduction contributions: (CHOOSE (I) OR (II))

                  [ ]      (i)  made during that valuation period.

                  [ ]      (ii) made by the following specified time: ______.

          [ ] (5) Apply the allocation method described in the addendum to this Adoption Agreement numbered 9.11(a).

[X]       (b)  For  matching contributions, the Advisory Committee will: (CHOOSE
          (1), (2), (3) OR (4))

          [X]     (1)  Apply Section 9.11 without modification.

          [ ] (2) Use the weighted average method described in Section 14.12, based on a____________weighting period.

          [ ] (3) Treat as part of the relevant Account at the beginning of the valuation period ___ % of the matching contributions allocated during the valuation period.

          [ ] (4) Apply the allocation method described in the addendum to this Adoption Agreement numbered 9.11(b).

[ ]       (c)  For   Participant  nondeductible   contributions,  the   Advisory
          Committee will: (CHOOSE (1), (2), (3), (4) OR (5))

          [ ]     (1)  Apply Section 9.11 without modification.

          [ ]     (2)  Use the segregated account  approach described in Section
                  14.12.

          [ ]     (3)  Use   the  weighted  average  method described in Section
                  14.12,   based   on   a _________ weighting period.

          [ ] (4) Treat as part of the relevant Account at the beginning of the valuation period ___ % of the Participant nondeductible contributions: (CHOOSE (I) OR (II))

                  [ ]      (i)  made during that valuation period.
                  [ ]      (ii) made by the following specified time: _________.


          [ ] (5) Apply the allocation method described in the addendum to this Adoption Agreement numbered 9.11(c).

                                    ARTICLE X
                    TRUSTEE AND CUSTODIAN, POWERS AND DUTIES

        10.03 INVESTMENT POWERS. Pursuant to Section 10.03[F] of the Plan, the aggregate investments in qualifying Employer securities and in qualifying Employer real property: (CHOOSE (A) OR (B))

[X]       (a)  May not exceed 10% of Plan assets.
[ ]       (b)  May not exceed _____% of Plan assets.   [NOTE: THE PERCENTAGE MAY
          NOT EXCEED 100%.]

        10.14  VALUATION OF TRUST.   In addition to  each  Accounting  Date, the
Trustee must value the Trust Fund on the following valuation date(s):(CHOOSE (A) OR (B))

[ ]       (a)  No other mandatory valuation dates.
[X]       (b) (SPECIFY)  AS  OF EACH BUSINESS  DAY OF  THE PLAN  YEAR (EFFECTIVE
          9-1-93) .

                             EFFECTIVE DATE ADDENDUM
                              (RESTATED PLANS ONLY)

        The Employer must complete this addendum only if the restated Effective Date specified in Adoption Agreement Section 1.18 is different than the restated effective date for at least one of the provisions listed in this addendum. In lieu of the restated Effective Date in Adoption Agreement Section 1.18, the following special effective dates apply: (CHOOSE WHICHEVER ELECTIONS APPLY)

[X]       (a) COMPENSATION  DEFINITION.  The Compensation  definition of Section
          1.12 (other than the $200,000 limitation) is effective for Plan Years beginning after JUNE 30, 1991. [NOTE: MAY NOT BE EFFECTIVE LATER THAN THE FIRST DAY OF THE FIRST PLAN YEAR BEGINNING AFTER THE EMPLOYER EXECUTES THIS ADOPTION AGREEMENT TO RESTATE THE PLAN FOR THE TAX REFORM ACT OF 1986, IF APPLICABLE.]

[ ]       (b)  ELIGIBILITY  CONDITIONS.   The eligibility  conditions  specified
          in  Adoption   Agreement Section  2.01 are  effective for  Plan  Years
          beginning after  __________.

[ ]       (c)  SUSPENSION  OF YEARS OF   SERVICE.  The  suspension  of  Years of
          Service  rule  elected  under  Adoption   Agreement  Section  2.03  is
          effective for Plan Years beginning after _____________ .

[X] (d) CONTRIBUTION/ALLOCATION FORMULA. The contribution formula elected under Adoption Agreement Section 3.01 and the method of allocation elected under Adoption Agreement Section 3.04 is effective for Plan Years beginning after JUNE 30, 1991.

[ ] (e) ACCRUAL REQUIREMENTS. The accrual requirements of Section 3.06 are effective for Plan Years beginning after ___________.

[ ]       (f)  EMPLOYMENT  CONDITION.  The   employment  condition  of   Section
          3.06 is  effective  for Plan  Years beginning after _________________.

[X] (g) ELIMINATION OF NET PROFITS. The requirement for the Employer not to have net profits to contribute to this Plan is effective for Plan Years beginning after JUNE 30, 1991. [NOTE: THE DATE SPECIFIED MAY NOT BE EARLIER THAN DECEMBER 31, 1985.]

[X] (h) VESTING SCHEDULE. The vesting schedule elected under Adoption Agreement Section 5.03 is effective for Plan Years beginning after JUNE 30, 1991.

[ ]       (i)  ALLOCATION  OF  EARNINGS.   The  special   allocation  provisions
          elected under Adoption Agreement Section 9.11 are effective for Plan Years beginning after ___________ .

[X] (j) (SPECIFY) THE FORFEITURE PROVISIONS OF SECTION 3.05 AND THE SALARY DEFERRAL PROVISIONS OF SECTION 3.01(A) ARE EFFECTIVE FOR PLAN YEARS BEGINNING AFTER 6-30-91. SECTIONS 2.01(K) AND 5.06 (B) ARE EFFECTIVE 7-1-93. SECTIONS 3.04(B) & (C) AND 10.L4 ARE EFFECTIVE 9-1-93. SECTION
          6.01 (K) IS EFFECTIVE 10-1-93. SECTIONS 3.01(A)(2),  (I)(2) AND (L)(1)
          ARE EFFECTIVE FOR THE PLAN YEAR BEGINNING  1-1-95.  ITEM (K)(1)(II) OF
          PART III OF SECTION 3.01 ARE 4-1-97. SECTION 3.01(J)(2) IS EFFECTIVE 7-1-98. SECTION 3.01(K)(3)&(4) IS EFFECTIVE 10-1-98.

        For Plan Years prior to the special Effective Date, the terms of the Plan prior to its restatement under this Adoption Agreement will control for purposes of the designated provisions. A special Effective Date may not result in the delay of a Plan provision beyond the permissible Effective Date under any applicable law requirements.

                                 EXECUTION PAGE

        The Trustee (and Custodian,  if applicable),  by executing this Adoption
Agreement, accepts its position and agrees to all of the obligations, responsibilities and duties imposed upon the Trustee (or Custodian) under the Master Plan and Trust. The Employer hereby agrees to the provisions of this Plan and Trust, and in witness of its agreement, the Employer by its duly authorized officers, has executed this Adoption Agreement, and the Trustee (and Custodian, if applicable) signified its acceptance, on this 31ST day of DECEMBER , 1997 .

Name and EIN of Employer: DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.  EIN: 73-1356520

Signed: /s/ STEVEN B. HILDEBRAND
       -------------------------


Name(s) of Trustee:   BANK OF OKLAHOMA, N.A., ONE WILLIAMS CENTER, P.O. BOX 880,
TULSA, OK  74101-0880

Signed: /s/ KATHLEEN L. VARNER
       -----------------------



Name of Custodian: N/A

Signed: _________________________________

[NOTE: A TRUSTEE IS MANDATORY, BUT A CUSTODIAN IS OPTIONAL. SEE SECTION 10.03 OF THE PLAN.]

PLAN NUMBER. The 3-digit plan number the Employer assigns to this Plan for ERISA reporting purposes (Form 5500 Series) is: 002.

USE OF ADOPTION AGREEMENT. Failure to complete properly the elections in this Adoption Agreement may result in disqualification of the Employer's Plan. The 3-digit number assigned to this Adoption Agreement (see page 1) is solely for the Master Plan Sponsor's recordkeeping purposes and does not necessarily correspond to the plan number the Employer designated in the prior paragraph.

MASTER PLAN SPONSOR. The Master Plan Sponsor identified on the first page of the basic plan document will notify all adopting employers of any amendment of this Master Plan or of any abandonment or discontinuance by the Master Plan Sponsor of its maintenance of this Master Plan. For inquiries regarding the adoption of the Master Plan, the Master Plan Sponsor's intended meaning of any plan provisions or the effect of the opinion letter issued to the Master Plan Sponsor, please contact the Master Plan Sponsor at the following address and telephone number: P.O. BOX 880, TULSA, OKLAHOMA 74101-0880 1-800-285-9559 OR
918) 588-6573.

RELIANCE ON OPINION LETTER. The Employer may not rely on the Master Plan Sponsor's opinion letter covering this Adoption Agreement. For reliance on the Plan's qualification, the Employer must obtain a determination letter from the applicable IRS Key District office.

                      DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
                             RETIREMENT SAVINGS PLAN
                               ADDENDUM 6.02(e) TO
                             ADOPTION AGREEMENT #005
               NONSTANDARDIZED CODE ss. 401(k) PROFIT SHARING PLAN

                        Additional Provisions Concerning
                         Qualifying Employer Securities

         The following additional provisions concerning qualifying Employer securities are included as part of the Adoption Agreement completed by the Employer, DOLLAR THRIFTY AUTOMOTIVE GROUP, INC., in accordance with Section 6.02(e) of the Adoption Agreement:

(A) COMMON STOCK AS QUALIFYING  EMPLOYER  SECURITIES.  The investment options in
Section 10.03[F] of the Plan include the ability to invest in "qualifying employer securities", as defined in Section 407(d)(5) of ERISA, which specifically includes the common stock of the Employer, DOLLAR THRIFTY AUTOMOTIVE GROUP, INC., (hereinafter referred to as "Common Stock"). The Trustee is expressly authorized to invest so much of the Trust Fund (up to 100% thereof as provided in Section 10.03 of the Adoption Agreement) in Common Stock as is necessary to invest all contributions in Common Stock in accordance with the directions of the Employer, Participants and/or Advisory Committee under Section 10.03[A] of the Plan. Purchases of Common Stock shall be on the open market, in a private placement or from the Employer or a Participating Employer. Any contribution by the Employer or a Participating Employer required or permitted under the Plan may be made in Common Stock in accordance with Section 3.03 of the Plan. If Common Stock is purchased or transferred in-kind from the Employer or a Participating Employer, the sales price (or value, if the Common Stock is contributed in-kind) shall be no greater than the lesser of, as reported on the NEW YORK STOCK EXCHANGE or other national securities exchange registered with the United States Securities and Exchange Commission, (i) the closing price of the Common Stock on the trading day on which the Common Stock is acquired by the Plan, or (ii) the average of the closing prices of the Common Stock for the twenty (20) consecutive trading days immediately preceding the date as of which the Common Stock is acquired by the Plan. No commissions or other fees shall be payable with respect to any transaction with the Employer or a Participating Employer.
(B) VOTING OF COMMON STOCK. At the time of mailing of notice of each annual or special stockholders' meeting, the Employer or its soliciting agent shall send a copy of such notice and all proxy solicitation material to each Participant, together with a voting instruction form for return to the Trustee or its designee. Such form shall provide the number of full and fractional shares of Common Stock allocated to such Participant's Accounts. For this purpose, the number of shares of Common Stock deemed "allocated" to any Participant's Accounts shall be determined as of the most recent preceding allocation date for which allocation to and adjustment of Accounts has been completed in accordance with Section 14.06 of the Plan. The Employer or its soliciting agent shall provide the Trustee with a copy of all materials provided to Participants and shall certify to the Trustee that all such materials have been mailed or otherwise sent to all Participants.
         Each Participant shall have the right to instruct the Trustee as to the manner in which the Trustee is to vote that number of shares of Common Stock allocated to such Participant's Accounts. Instructions from a Participant to the Trustee concerning the voting of Common Stock shall be communicated in writing, or by Datagram or similar means. Upon its receipt of such instructions, the Trustee shall vote such shares of Common Stock as instructed by the Participant.
         Any instruction or other communication by a Participant to the Trustee concerning any voting matter shall be held in confidence by the Trustee and shall not be divulged to the Employer or to any officer or employee thereof nor to any other person.
(C) TENDER OFFERS FOR COMMON STOCK. Upon commencement of a tender offer of Common Stock, the Employer shall notify each Participant of such tender offer. The Employer shall utilize its best efforts to distribute or cause to be distributed to each Participant all such information as is distributed to holders of Common Stock in connection with such tender offer and shall provide a means by which each Participant can confidentially instruct the Trustee concerning the Common Stock allocated to such Participant's Accounts. For this purpose, the number of shares of Common Stock deemed "allocated" to any
Participant's Accounts shall be determined as of the most recent preceding allocation date for which allocation to and adjustment of Accounts has been completed in accordance with Section 14.06 of the Plan. The Employer or its soliciting agent shall provide the Trustee with a copy of all materials provided to Participants and shall certify to the Trustee that all such materials have been mailed or otherwise sent to all Participants.
         Each Participant, whether or not such Participant is then fully vested in his Accounts, shall have the right to instruct the Trustee as to the manner in which the Trustee is to respond to the tender offer for any or all of the Common Stock then allocated to such Participant's Accounts. Instructions from a Participant to the Trustee concerning the tender of Common Stock shall be communicated in writing, or by Datagram or similar means. The Trustee shall respond to the tender offer with respect to such Common Stock as instructed by the Participant. The Trustee shall not tender Common Stock then allocated to a Participant's Accounts for which it has received no instructions from the Participant.
         The Trustee shall tender that number of shares of Common Stock not then allocated to Participant's Accounts which is determined by multiplying the total number of shares of Common Stock not then allocated to Participant's Accounts by a fraction, the numerator of which is the number of shares of Common Stock then allocated to Participant's Accounts for which the Trustee has received instructions from Participants to tender (and such instructions have not been withdrawn as of the date of determination) and the denominator of which is the total number of shares of Common Stock then allocated to Participant's Accounts.
         A Participant who has directed the Trustee to tender any or all of the shares of Common Stock credited to such Participant's Accounts may, at any time prior to the tender offer withdrawal deadline instruct the Trustee to withdraw, and the Trustee shall withdraw, such shares from the tender offer prior to the tender offer withdrawal deadline. Prior to such withdrawal deadline, if any Common Stock not credited to Participant's Accounts has been tendered, the Trustee shall redetermine the number of shares of Common Stock which would be tendered if the date of such withdrawal were the date of determination as described in the  immediately  preceding  paragraph,  and withdraw the number of shares of Common Stock not credited to Participant's Accounts necessary to reduce the number of tendered shares of Common Stock not credited to Participant's Accounts to the number so redetermined. A Participant shall not be limited as to the number of instructions to tender or withdraw that the Participant may give to the Trustee.
         An instruction by a Participant to the Trustee to tender the shares of Common Stock credited to such Participant's Accounts shall not be considered a written election by the Participant to withdraw, or have distributed, any or all of his Accounts which are subject to withdrawal. The Trustee shall advise the Advisory Committee to credit, to the Participant's Accounts from which the tendered shares were taken, the proceeds received by the Trustee in exchange for the shares of Common Stock, if any, so tendered from each such Account.
         Any instruction or other communication by a Participant to the Trustee concerning any tender offer matter shall be held in confidence by the Trustee and shall not be divulged to the Employer or to any officer or employee thereof nor to any other person.
(D) DISTRIBUTION OF COMMON STOCK. A Participant's  Accrued Benefit payable under
Article VI shall be distributed entirely in cash, or, if distributed as a lump sum and if elected by the Participant (or his Beneficiary), in whole shares of Common Stock to the extent the Participant's Accrued Benefit is invested in Common Stock at the date of such election, with the balance of his Accrued Benefit distributed in cash.